SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  April 27, 2011

ALLIED AMERICAN STEEL CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-143969	20-8600068
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Grant, Suite 600 Pittsburgh, PA	15219
(Address of principal executive offices)	(Zip Code)

(412) 223-2663
(Registrant’s telephone number, including area code)

Royal Union Holding Corporation
(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:  This Form 8-K/A is being filed by Allied American Steel Corp., formerly known as Royal Union Holding Corporation, to revise the disclosure in Item 8.01 to reflect that the record date for the 18-for-1 forward stock split will be the close of business on May 19, 2011.

Item 1.01        Entry into a Material Definitive Agreement.

On April 28, 2011 Royal Union Holding Corporation, a Nevada corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which the Company merged with its wholly owned subsidiary, Allied American Steel Corp., a Nevada corporation with no material operations ("Merger Sub" and such merger transaction, the "Merger"). Upon the consummation of the Merger, the separate existence of Merger Sub ceased and shareholders of the Company became shareholders of the surviving company named Allied American Steel Corp.

As permitted by Chapter 92A.180 of Nevada Revised Statutes, the sole purpose of the Merger was to effect a change of the Company's name. Upon the filing of Articles of Merger (the "Articles of Merger") with the Secretary of State of Nevada on April 28, 2011 to effect the Merger, the Company's Articles of Incorporation were deemed amended to reflect the change in the Company's corporate name.

A copy of the Articles of Merger as filed with the Secretary of State of Nevada on April 28, 2011 is attached as Exhibit 2.1. A copy of the Merger Agreement dated April 28, 2011 is attached as Exhibit 2.2

The Company's common stock will temporarily remain listed for quotation on OTC Markets and the OTC Bulletin Board under the current symbol “RUHC” until new a symbol is assigned by Financial Industry Regulatory Authority, Inc. (FINRA). The Company will publicly announce the new trading symbol when assigned by FINRA and the effective date of the symbol change.

We have changed our name to “Allied American Steel Corp.” to reflect a name which recognizes our new business which is focused on the discovery and production of iron ore resources and titanium dioxide resources.

Item 5.03        Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

See Item 1.01 above.

Item 8.01        Other Events.

See Item 1.01 above.

On April 27, 2011, our Board of Directors declared an 18-for-1forward split of our common stock, in the form of a stock dividend (the “Stock Split”).  The record date for the stock dividend will be the close of business on May 19, 2011. In connection therewith, Company shareholders as of the close of business on May 19, 2011 will receive an additional 17 shares of our common stock for each share of our common stock held by them.

Item 9.01        Financial Statements and Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIED AMERICAN STEEL CORP.

Dated: May 13, 2011	By:	/s/ Jes Black
Name: Jes Black
Title: President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

2.1	Articles of Merger as filed with the Nevada Secretary of State on April 28, 2011

2.2	Agreement and Plan of Merger, dated April 28, 2011, by and between Royal Union Holding Corporation and Allied American Steel Corp.